United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2024

Midland States Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive

Effingham, Illinois 62401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	The NASDAQ Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.750% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, $2.00 par value)	MSBIP	The NASDAQ Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2024, the board of directors of Midland States Bancorp, Inc. (the “Company”), the holding company of Midland States Bank (the “Bank”), appointed Travis J. Franklin as a director of the Company. Mr. Franklin will serve as a Class II director of the Company, with a term expiring at the Company’s 2027 annual meeting of shareholders. Mr. Franklin will also serve as a director of the Bank. As a non-employee director of the Company, Mr. Franklin will be entitled to receive the compensation payable to non-employee directors of the Company, as disclosed in its proxy statement (the “Proxy Statement”) for its 2024 annual meeting of shareholders, filed with the Securities and Exchange Commission on March 25, 2024.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 6, 2024, the Company held its 2024 annual meeting of shareholders.

Proposal 1. A proposal to elect the three nominees named in the Proxy Statement, to serve as Class II directors, each for a term expiring at the Company’s 2027 annual meeting of shareholders, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

Nominee	Number of Shares Voted For	Number of Shares Voted Against	Abstentions	Broker Non-Votes
Gerald J. Carlson	14,522,015	106,736	245,016	1,823,893
Sherina M. Edwards	11,318,411	3,305,562	249,794	1,823,893
Robert F. Schultz	11,217,607	3,609,888	46,272	1,823,893

Proposal 2. A proposal to approve, on a non-binding, advisory basis, the compensation of certain of the Company’s executive officers disclosed in the Proxy Statement, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares Voted For	Number of Shares Voted Against	Abstentions	Broker Non-Votes
Approval of compensation of executive officers	14,134,614	471,176	267,977	1,823,893

Proposal 3. A proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares Voted For	Number of Shares Voted Against	Abstentions	Broker Non-Votes
Ratification of appointment of Crowe LLP	16,491,275	113,911	92,474	—

Item 7.01.	Regulation FD Disclosure.

On May 7, 2024, the Company issued a press release announcing the appointment of Mr. Franklin as a director of the Company, which press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item and the related exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release of Midland States Bancorp, Inc., dated May 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2024

Midland States Bancorp, Inc.

By:	/s/ Douglas J. Tucker
Name:	Douglas J. Tucker
Title:	Senior Vice President and Corporate Counsel